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                                                                  EXECUTION COPY

                                                                 EXHIBIT 10.1(c)

                             INTERCREDITOR AGREEMENT

            This INTERCREDITOR AGREEMENT, dated as of March 25, 2004, is entered into among LEHMAN COMMERCIAL PAPER INC., as Senior Agent and Account Agent (each as defined below), U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee and Collateral Trustee (each as defined below), RURAL CELLULAR CORPORATION, a Minnesota corporation (the "Borrower"), and the Guarantors (as defined below) from time to time a party hereto.

                              W I T N E S S E T H :

            WHEREAS, concurrently with the execution and delivery of this Agreement, the Borrower, the lenders party to the Initial Credit Agreement referred to below, Lehman Commercial Paper Inc., as administrative agent and collateral agent for such lenders (in such capacity, the "Senior Agent"), and Bank of America, N.A., as documentation agent for such lenders, are entering into a Credit Agreement, dated as of the date hereof (as such agreement may be amended, supplemented or otherwise modified from time to time at the option of the parties thereto, the "Initial Credit Agreement"); and

            WHEREAS, concurrently with the execution and delivery of this Agreement, the Borrower, the Guarantors (as defined below) and U.S. Bank National Association, as the trustee under the Indenture referred to below (in such capacity, the "Indenture Trustee"), are entering into an Indenture, dated as of the date hereof (as such Indenture may be amended, supplemented or otherwise modified from time to time at the option of the parties thereto, the "Indenture") governing the rights and duties of the Borrower and the Guarantors under the Floating Rate Senior Secured Notes due 2011 and the 8 1/4% Senior Secured Notes due 2012 (collectively, the "Senior Secured Notes"), and the Borrower, the Guarantors and U.S. Bank National Association, as collateral trustee under the Noteholder Security Agreement referred to below (in such capacity, the "Collateral Trustee"), are entering into the Noteholder Security Agreement (as defined below); and

            WHEREAS, it is a condition precedent to the effectiveness of the Initial Credit Agreement that the Senior Agent (for itself and for the benefit of the Senior Lenders), the Trustee (for itself and for the benefit of the Noteholders), the Borrower and the Guarantors enter into this Agreement;

            NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

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            SECTION 1. DEFINITIONS.

            1.1 As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated):

            "Account Agent" shall have the meaning set forth in Section 5.5(f) hereof.

            "Agreement" shall mean this Agreement.

            "Bankruptcy Code" shall mean title 11 of the United States Code (11 U.S.C. 101 et seq.).

            "Business Day" shall mean any day other than Saturday, Sunday and a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

            "Common Collateral" shall mean all of the assets of the Borrower or any Guarantor, whether real, personal or mixed, constituting both Senior Lender Collateral and Noteholder Collateral.

            "Comparable Noteholder Collateral Document" shall mean, in relation to any Common Collateral subject to any Senior Lender Collateral Document, that Noteholder Collateral Document(s), which create a security interest in the same Common Collateral, granted by the Borrower or same Guarantor, as applicable.

            "First Lien Debt" shall mean:

            (1) all Indebtedness of the Borrower and its Subsidiaries under the Senior Credit Agreement that is (or, in the case of any reimbursement obligation for a letter of credit issued under the Senior Credit Agreement or any loan required to be made under the Senior Credit Agreement to satisfy such reimbursement obligation, was, when such letter of credit was issued), permitted to be Incurred by clause (b), (g) or (n) of the second paragraph under Section 10.08 of the Indenture; and

            (2) Senior Lender Hedging Obligations that are designated as First Lien Debt by the Borrower.

            Notwithstanding anything to the contrary contained in clauses (1) and (2) of this definition, any Indebtedness under the Senior Lender Documents (including, without limitation, any Senior Lender Hedging Obligations) shall constitute "First Lien Debt" (and the Obligations of the Borrower and its Subsidiaries under such Senior Lender Documents shall constitute "Senior Lender Claims") if the Senior Agent shall have received a representation or deemed representation from the Borrower in the Senior Lender Documents evidencing such Indebtedness (or a certificate from an authorized officer of the Borrower delivered in connection with such Senior Lender Documents) that

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such Indebtedness constitutes "First Lien Debt" (or that the Obligations of the
Borrower and its Subsidiaries under such Senior Lender Documents constitute "Senior Lender Claims") (whether or not such Indebtedness was at any time determined not to have been permitted to be Incurred under the Indenture). The representation, deemed representation or certificate referred to in the previous clause shall be delivered (i) with respect to Indebtedness, at the time such Indebtedness is Incurred, (ii) with respect to Senior Lender Hedging Obligations, at the time the relevant Hedging Agreement is executed and (iii) with respect to reimbursement obligations under letters of credit or any loan required to be made under the Senior Credit Agreement to satisfy such reimbursement obligation, at the time such letter of credit was issued.

            "First Lien Obligation Period" shall mean any period during which
(i) any Senior Lender Claims are outstanding (other than unmatured indemnity obligations), (ii) any commitments pursuant to which Senior Lender Claims may be Incurred are in effect or (iii) any letters of credit issued under any Senior Lender Documents are outstanding but have not been discharged or fully cash collateralized in accordance with the terms of the applicable Senior Lender Documents.

            "Guarantor" means each Subsidiary of the Borrower that is a guarantor of the Noteholder Claims or the Senior Lender Claims and each Subsidiary of the Borrower that becomes a guarantor of the Noteholder Claims or the Senior Lender Claims pursuant to either the Noteholder Documents or the Senior Lender Documents, as the case may be. Upon becoming a guarantor thereunder such Subsidiary shall automatically be deemed to be a Guarantor for all purposes hereunder.

            "Guarantee and Collateral Agreement" means the Guarantee and Collateral Agreement dated as of the date hereof made by the Borrower and the Guarantors in favor of the Senior Agent for the benefit of the Senior Lenders.

            "Hedge Agreements" means any interest rate or currency exchange rate swap, cap, collar, floor, caption or swap agreements, or any similar arrangements arising at any time between the Borrower or any Subsidiary, on the one hand, and any Person, on the other hand.

            "Hedging Obligations" means Obligations in respect of Indebtedness Incurred by the Borrower or any of its Subsidiaries under Hedge Agreements to protect the Borrower or any of its Subsidiaries from interest or foreign currency risk on Indebtedness permitted to be Incurred by the Indenture or to manage such risk, provided that the notional principal amount of any such Hedge Agreement does not exceed the principal amount of Indebtedness to which such Hedge Agreements relate, and such Hedge Agreements are not for speculative purposes.

            "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for money borrowed, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (c) all reimbursement or similar obligations of such Person with respect to letters of credit,

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bankers' acceptances or similar facilities issued for the account of such
Person, (d) all obligations of such Person issued or assumed as the deferred and unpaid purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person under Hedge Agreements, (g) all obligations of the type referred to in clauses
(a) through (f) of this definition of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable, directly or indirectly, as obligor, guarantor, or otherwise or for which such Person provides any form of credit support, and if such credit support takes the form of a Lien on any assets of the specified Person where such Indebtedness is without recourse to such Person, the amount of such Indebtedness will be the lesser of (A) the Fair Market Value (as defined in the Indenture) of such assets as of the date of determination and (B) the amount of such Indebtedness.

            "Indenture" shall have the meaning set forth in the recitals hereto.

            "Insolvency or Liquidation Proceeding" shall mean (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to the Borrower or any Guarantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Borrower or any Guarantor or with respect to any of their respective assets,
(c) any liquidation, dissolution, reorganization or winding up of the Borrower or any Guarantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Borrower or any Guarantor.

            "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than an easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

            "Local Accounts" shall mean demand deposit accounts maintained in the ordinary course of business, in a manner consistent with the Borrower's past practices with any office of any retail or local commercial bank or other financial institution organized under the laws of the United States or any State thereof selected in the reasonable judgment of the Borrower, provided that amounts on deposit in any one location are not material to the Borrower and its Subsidiaries taken as a whole,

            "Noteholder" shall mean any Person holding Noteholder Claims.

            "Noteholder Claims" shall mean all indebtedness, obligations and other liabilities (contingent or otherwise) arising under or with respect to any Noteholder Document.

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            "Noteholder Collateral" shall mean all of the assets of the Borrower or any Guarantor, whether real, personal or mixed, in which the Noteholders, any Trustee or the Account Agent or any of them now or hereafter holds a Lien as security for any Noteholder Claim.

            "Noteholder Collateral Documents" shall mean the Noteholder Security Agreement and one or more other security agreements, pledge agreements, collateral assignments, control agreements, mortgages, deeds of trust or other grants or transfers for security executed and delivered by the Borrower or any of its Subsidiaries creating a Lien upon property owned or to be acquired by the Borrower or such Subsidiary in favor of any holder or holders of Noteholder Claims, or any trustee, agent or representative acting for any such holders, as security for any Noteholder Claims.

            "Noteholder Documents" shall mean the Indenture, the Senior Secured Notes, the Noteholder Collateral Documents, any document or instrument evidencing any Other Second Priority Obligations, and any other related document or instrument executed or delivered pursuant to any of the foregoing at any time or otherwise evidencing any Noteholder Claims.

            "Noteholder Security Agreement" shall mean the Collateral Agreement, dated as of the date hereof, among the Borrower, the Guarantors and the Collateral Trustee.

            "Obligations" shall mean any principal, interest, penalties, fees, indemnities, reimbursement obligations, guarantee obligations, costs, expenses (including fees and disbursements of counsel), damages and other liabilities and obligations, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the documentation governing or made, delivered or given in connection with, any Indebtedness (including, without limitation, interest accruing at the then applicable rate provided in such documentation after the maturity of such Indebtedness and interest accruing at the then applicable rate provided in such documentation after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or any Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).

            "Other Second Priority Obligations" shall mean Obligations in respect of Indebtedness permitted to be secured by Liens on the Common Collateral pursuant to clause (3) or (4) of the definition of Permitted Liens in the Indenture; provided that such Obligations are also then permitted to be secured by Liens on the Common Collateral pursuant to the Senior Lender Documents.

            "Person" shall mean any person, individual, sole proprietorship, partnership, joint venture, corporation, unincorporated organization, association, institution, entity or other party, including, without limitation, any government and any political subdivision, agency or instrumentality thereof.

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            "Pledged Collateral" shall mean the "Pledged Notes" and the "Pledged
Stock" under, and as defined in, the Guarantee and Collateral Agreement, cash and any other property of the Borrower or any Guarantor in the possession of the Senior Agent (or its agents or bailees) or the Account Agent or over which the Senior Agent or the Account Agent has control.

            "Recovery" shall have the meaning set forth in Section 6.5 hereof.

            "Required Lenders" shall mean, with respect to any amendment or modification of any Senior Credit Agreement, or any termination or waiver of any provision of the Senior Credit Agreement, or any consent or departure by the Borrower therefrom, those Senior Lenders, the approval of which is required to approve such amendment or modification, termination or waiver or consent or departure.

            "Senior Agent" shall include, in addition to the Senior Agent referred to in the recitals hereto, the Person serving at such time as the "Agent" or the "Administrative Agent" under the Senior Credit Agreement or any other representative of the Senior Lenders then most recently designated as such by the requisite percentage of such Senior Lenders in a written notice delivered to the Trustee, or after the Senior Credit Agreement and all commitments to extend credit thereunder have been terminated, all letters of credit (if any) issued under the Senior Credit Agreement have been discharged or cash collateralized in accordance with the terms thereof, and all Senior Lender Claims outstanding under the Senior Credit Agreement have been paid in full in cash, the representative of the Senior Lenders then most recently designated as such by the Borrower in a written notice delivered to the Trustee or the successor of such representative in its capacity as such.

            "Senior Credit Agreement" shall mean the Initial Credit Agreement as such agreement may be amended, supplemented, restated, refunded, replaced, renewed, extended, refinanced, increased or otherwise modified, in whole or in part, from time to time (whether any of the foregoing (1) occurs simultaneously or not with or occurs at any time after, the termination or repayment of a prior Senior Credit Agreement, (2) occurs pursuant to one or more separate instruments or agreements, (3) occurs on one or more separate occasions, (4) occurs with the same or different Senior Lenders or (5) results in an increase or decrease in the aggregate principal amount of loans made or to be made thereunder or any other change in terms thereunder).

            "Senior Lender Claims" shall mean the First Lien Debt and all other Obligations of the Borrower or any of its Subsidiaries under the Senior Lender Documents.

            "Senior Lender Collateral" shall mean all of the assets of the Borrower or any Guarantor, whether real, personal or mixed, in which the Senior Lenders, the Senior Agent or the Account Agent or any of them now or hereafter holds a Lien as security for any Senior Lender Claim.

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            "Senior Lender Collateral Documents" shall mean the Guarantee and
Collateral Agreement and one or more other security agreements, pledge agreements, collateral assignments, control agreements, mortgages, deeds of trust or other grants or transfers for security executed and delivered by the Borrower or any of its Subsidiaries creating a Lien upon property owned or to be acquired by the Borrower or such Subsidiary in favor of any holder or holders of Senior Lender Claims, or any trustee, agent or representative acting for any such holders, as security for any Senior Lender Claims.

            "Senior Lender Documents" shall mean the Senior Credit Agreement, the Senior Lender Collateral Documents, all Hedging Agreements evidencing Senior Lender Hedging Obligations that constitute Senior Lender Claims and all other documents and instruments executed or delivered pursuant to any of the foregoing at any time or otherwise evidencing any Senior Lender Claims.

            "Senior Lender Hedging Obligations" means Hedging Obligations of the Borrower or any of the Subsidiaries under any Hedging Agreement entered into with any counterparty that was a Senior Lender or Affiliate of a Senior Lender at the time such Hedging Agreement was entered into.

            "Senior Lenders" shall mean the Persons from time to time holding (or committed to provide) Senior Lender Claims, including, without limitation, the Senior Agent.

            "Trustee" shall include, in addition to the Indenture Trustee and the Collateral Trustee referred to in the recitals hereto, each then acting trustee under the Indenture and any Noteholder Documents in respect of any Other Second Priority Obligations and any successor thereto exercising substantially the same rights and powers, or, if one or more collateral agents (including, without limitation, the Collateral Trustee) are appointed for all or any class of the Noteholders, each such collateral agent and any successor thereto exercising substantially the same rights and powers, or if there is no acting trustee under the Indenture or any Noteholder Documents in respect of any Other Second Party Obligations or acting collateral agent for the Noteholders, the Noteholders holding a majority in principal amount of Noteholder Claims then outstanding.

            "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code of the State of New York.

            1.2 Capitalized terms defined in the Initial Credit Agreement on the date hereof that are used but not otherwise defined herein shall have the meanings ascribed to them in the Initial Credit Agreement on the date hereof.

            1.3 The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may required, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase

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"without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise
(a) any definition of or reference to any agreement, instrument or other document (including this Agreement) herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, extended, supplemented, restated, replaced or otherwise modified (subject to any restrictions on such amendments, extensions, supplements, restatements, replacements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision thereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement, (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contracts, and (f) any reference to any law, rule, regulation, statute, code, ordinance or treaty shall include any statutory or regulatory provisions consolidating, amending, replacing, supplementing or interpreting any of the foregoing.

            SECTION 2. LIEN PRIORITIES.

            2.1 Priority. Notwithstanding the date, manner or order of grant, attachment or perfection (or failure to perfect) of any Liens granted to any Trustee or the Noteholders on the Common Collateral or of any Liens granted to the Senior Agent or the Senior Lenders on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Noteholder Documents or the Senior Lender Documents or any other circumstance whatsoever, each Trustee, on behalf of itself and the Noteholders, hereby agrees that: (a) any Lien on the Common Collateral securing the Senior Lender Claims now or hereafter held by the Senior Agent or the Senior Lenders shall be prior to any Lien on the Common Collateral securing the Noteholder Claims; and (b) any Lien on the Common Collateral now or hereafter held by any Trustee or the Noteholders regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior in all respects to all Liens on the Common Collateral securing the Senior Lender Claims. All Liens on the Common Collateral securing the Senior Lender Claims shall be and remain senior to all Liens on the Common Collateral securing the Noteholder Claims for all purposes, whether or not such Liens securing the Senior Lender Claims are junior to any Lien securing any other obligation of the Borrower or any Guarantor.

            2.2 Prohibition on Contesting Liens. Each Trustee, for itself and on behalf of each Noteholder, and the Senior Agent, for itself and on behalf of each Senior Lender, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of a Lien held by the Senior Lenders in the Senior Lender Collateral or by the Noteholders in the Common Collateral, as the case may be.

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            2.3   No New Liens. During any First Lien Obligation Period, (a) the
parties hereto agree that, after the date hereof, if any Trustee shall hold any Lien on any assets of the Borrower or any of its Subsidiaries securing the Noteholder Claims that are not also subject to the Lien of the Senior Agent under the Senior Lender Documents, any Trustee, upon demand by the Senior Agent, will either release such Lien or assign it to the Senior Agent as security for the Senior Lender Claims, and (b) the Borrower agrees not to grant any Lien on any of its assets, or permit any Subsidiary of the Borrower to grant a Lien on any of its assets, in favor of any Trustee or the Noteholders unless it, or such Subsidiary, has granted a similar Lien on such assets in favor of the Senior Agent or the Senior Lenders.

            SECTION 3. ENFORCEMENT.

            3.1   Exercise of Remedies.

            (a) During any First Lien Obligation Period, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower or Guarantor, (i) neither any Trustee nor the Noteholders will exercise or seek to exercise any rights or remedies (including setoff) with respect to any Common Collateral, institute any action or proceeding with respect to such rights or remedies, including, without limitation, any action of foreclosure, contest, protest or object to any foreclosure proceeding or action brought by the Senior Agent or any Senior Lender, the exercise of any right under any account control agreement, landlord waiver or bailee's letter or similar agreement or arrangement to which any Trustee or any Noteholder is a party, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral under the Senior Lender Documents or otherwise, or object to the forbearance by the Senior Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral and (ii) the Senior Agent and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including, without limitation, setoff and the right to credit bid their debt) and make determinations regarding release (in connection with any such enforcement of rights or exercise of remedies), disposition, or restrictions with respect to the Common Collateral without any consultation with or the consent of any Trustee or any Noteholder; provided, however, (A) that in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any Guarantor, any Trustee may file a claim or statement of interest with respect to the Noteholder Claims, and (B) any Trustee may take any action not adverse to the Liens on the Common Collateral securing the Senior Lender Claims in order to preserve or protect its rights in the Common Collateral. In exercising rights and remedies with respect to the Common Collateral, the Senior Agent and the Senior Lenders may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.

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            (b)   Each Trustee, on behalf of itself and the Noteholders, agrees that it will not take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Common Collateral during any First Lien Obligation Period. Without limiting the generality of the foregoing, during any First Lien Obligation Period, except as expressly provided in the proviso in Section 3.1(a)(ii) above, the sole right of each Trustee and the Noteholders with respect to the Common Collateral is to hold a Lien on the Common Collateral pursuant to the Noteholder Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, at the end of such First Lien Obligation Period.

            (c) During any First Lien Obligation Period, subject to the proviso in Section 3.1(a)(ii) above, (a) each Trustee, for itself or on behalf of the Noteholders, agrees that such Trustee and the Noteholders will not take any action that would hinder any exercise of remedies undertaken by the Senior Agent under the Senior Loan Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise, and (b) each Trustee, for itself and on behalf of the Noteholders, hereby waives any and all rights such Trustee or the Noteholders may have as a junior lien creditor or otherwise to object to the manner in which the Senior Agent or the Senior Lenders seek to enforce or collect the Senior Lender Claims or the Liens granted in any of the Senior Lender Collateral.

            3.2 Cooperation. Subject to the proviso in Section 3.1(a)(ii) above, any Trustee, on behalf of itself and the Noteholders, agrees that, during any First Lien Obligation Period, it will not commence, or join with any Person (other than the Senior Lenders and the Senior Agent upon the request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by such Trustee or any Noteholder under any of the Noteholder Documents or otherwise.

            SECTION 4. PAYMENTS.

            4.1 Application of Proceeds. During any First Lien Obligation Period, the cash proceeds of Common Collateral received in connection with the sale of, or collection on, such Common Collateral upon the exercise of remedies, shall be applied by the Senior Agent to the Senior Lender Claims in such order as specified in the Senior Lender Documents. At the end of any First Lien Obligation Period, the Senior Agent shall deliver to the Collateral Trustee (or if no single Collateral Trustee then exists, to the representative of the Noteholders holding a majority in principal amount of the Noteholder Claims then outstanding) any proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

            4.2 Payments Over. Any Common Collateral or proceeds thereof received by any Trustee or any Noteholder in connection with the exercise of any right or remedy (including setoff) relating to the Common Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Senior

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Agent for the benefit of the Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. During any First Lien Obligation Period, the Senior Agent is hereby authorized to make any such endorsements as agent for any such Trustee or any such Noteholder.

            SECTION 5. OTHER AGREEMENTS.

            5.1   Releases.

            (a)   During any First Lien Obligation Period, if:

                  (i) the Senior Agent exercises any of its remedies in respect of the Common Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer or other disposition of such Common Collateral; or

                  (ii) there occurs any sale, lease, exchange, transfer or other disposition of Common Collateral to a Person other than the Borrower or a Guarantor in a transaction that is both (x) permitted under the terms of the Senior Credit Agreement (whether or not an event of default under, and as defined therein, has occurred and is continuing) at the time of such transaction and (y) permitted or not prohibited under the terms of the Indenture and any other Noteholder Documents in respect of any Other Second Priority Obligations at the time of such transaction; or

                  (iii) the Common Collateral to be released consists of the assets of a Subsidiary of the Company all of the stock of which is being released pursuant to any other provision of this Section 5.1(a);

and if, in connection therewith, the Senior Agent, for itself or on behalf of any of the Senior Lenders, releases any of its Liens on any part of the Common Collateral, the Liens, if any, of each Trustee, for itself or for the benefit of the Noteholders, on such Common Collateral shall be automatically, unconditionally and simultaneously released and each such Trustee, for itself or on behalf of any such Noteholder, promptly shall execute and deliver to the Senior Agent or the Borrower such termination statements, releases and other documents as the Senior Agent or the Borrower may request to effectively confirm such release.

            (b) Each Trustee, for itself and on behalf of the Noteholders, hereby irrevocably constitutes and appoints the Senior Agent and any officer or agent of the Senior Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Trustee or such Noteholder or in the Senior Agent's own name, from time to time during any First Lien Obligation Period in the Senior Agent's discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including, without limitation, any financing statements, endorsements or other instruments or transfer or release.

            5.2 Insurance. During any First Lien Obligation Period, as between the Senior Agent and the Senior Lenders, on the one hand, and the Trustees and the Noteholders on the other, the Senior Agent and the Senior Lenders shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. During any First Lien Obligation Period, all proceeds of any such policy and any such award if in respect to the Common Collateral that are payable to the Senior Agent and any Trustee shall be paid to the Senior Agent for the benefit of the Senior Lenders to the extent required under the Senior Credit Agreement and thereafter to the Collateral Trustee for the benefit of the Noteholders (or if no single Collateral Trustee then exists, to the representative of the Noteholders holding a majority in principal amount of Noteholder Claims then outstanding) to the extent required under the applicable Noteholder Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. If any Trustee or any Noteholder shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Senior Agent in accordance with the terms of Section 4.2.

            5.3   Amendments to Noteholder Collateral Documents.

            (a) During any First Lien Obligation Period, without the prior written consent of the Senior Agent and the Required Lenders, no Noteholder Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Noteholder Collateral Document, would contravene any of the terms of the Senior Lender Documents or this Agreement. Each Trustee agrees that each Noteholder Collateral Document shall include the following language:

      "Notwithstanding anything herein to the contrary, the lien and security interest granted to the Trustee pursuant to this Agreement and the exercise of any right or remedy by the Trustee hereunder are subject to the provisions of the Intercreditor Agreement, dated as of March 25, 2004 as the same may be amended, supplemented, modified or replaced from time to time (the "Intercreditor Agreement") among Lehman Commercial Paper Inc., as Senior Agent and Account Agent, U.S. Bank National Association, as Indenture Trustee and Collateral Trustee and Rural Cellular Corporation and the Guarantors from time to time a party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern."

In addition, each Trustee agrees that each Noteholder Collateral Document under which any Lien on real property owned by the Borrower or any Grantor is granted to secure the Noteholder Claims covering any Common Collateral shall contain such other language as the Senior Agent may reasonably request to reflect the priority of the Senior Lender Collateral Document covering such Common Collateral over such Noteholder Collateral Document.

            (b) During any First Lien Obligation Period, in the event the Senior Agent or the Senior Lenders enter into any amendment, waiver or consent in respect of any of the Senior Lender Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of any Senior Lender Collateral Document or changing in any manner the rights of the Senior Agent, the Senior Lenders, the Borrower or the Guarantors thereunder, then such amendment, waiver or consent shall automatically apply in a comparable manner to any comparable provision of the Comparable Noteholder Collateral Document without the consent of the Trustee or the Noteholders and without any action by any Trustee, the Borrower or any Guarantor; provided, however, (A) that no such amendment, waiver or consent shall be effective to (i) release any Lien of the Noteholder Collateral Documents, (ii) remove assets subject to the Lien of the Noteholder Collateral Documents or (iii) adversely affect the perfection or priority of any such Lien, except, in each case, to the extent that a release of, or adverse effect on the perfection or priority of, such Lien is permitted by Section 5.1 or Section 5.3(c) or (d) and (B) notice of such amendment, waiver or consent shall have been given to each affected Trustee; provided further that this paragraph is intended solely to set forth provisions by which the Noteholder Collateral Documents shall be automatically affected by amendments, waivers and consents given by the Senior Agent and Senior Lenders under the Senior Lender Collateral Documents and is not intended to impose any liability on the Senior Agent or Senior Lenders.

            (c) During any First Lien Obligation Period, if the limit described in clause (iii) of the definition of Included Deposit Accounts (as defined in the Guarantee and Collateral Agreement) is increased with the consent of the Required Lenders, any such increase shall automatically apply in a comparable manner to the comparable provisions of the Comparable Noteholder Collateral Documents, provided that such limit after giving effect to such increase (together with all other such increases) does not exceed the greater of $15,000,000 or 1% of the Borrower's and its Subsidiaries' consolidated assets as of the end of the fiscal quarter ended most recently on or prior to the date of such increase.

            (d) During any First Lien Obligation Period, with respect to any Local Account, if the Borrower (x) has used commercially reasonable efforts to comply in all respects with Sections 5.16(a), (b) and (c) of the Guarantee and Collateral Agreement, as applicable, and the comparable provisions of the Comparable Noteholder Collateral Document, but is unable to provide a Permitted Control Agreement (as defined in the Guarantee and Collateral Agreement) within the applicable time period required by Section 5.16 of the Guarantee and Collateral Agreement and (y) has obtained from the Required Lenders a waiver of the requirement to provide a Permitted Control Agreement with respect to such Local Account, then such waiver shall automatically apply in a comparable manner to the comparable provision of the Comparable Noteholder Collateral Documents.

            5.4 Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Trustees and the Noteholders may exercise rights and remedies as an unsecured creditor against the Borrower and its Subsidiaries in accordance with the terms of the Noteholder Documents and applicable law. Nothing in this

Agreement shall prohibit the receipt by any Trustee or any Noteholders of the required payments of interest and principal so long as such receipt is not the direct or indirect result of the exercise by any Trustee or any Noteholder of rights or remedies as a secured creditor or enforcement of any Lien held by any of them in contravention of this Agreement. In the event any Trustee or any Noteholder becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be junior to the Liens securing Senior Lender Claims on the same basis as the other Liens securing the Noteholder Claims are junior to such Senior Lender Claims under this Agreement. Nothing in this Agreement modifies any rights or remedies the Senior Agent or the Senior Lenders may have with respect to the Senior Lender Collateral.

            5.5   Bailee for Perfection.

            (a) The Senior Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for each Trustee and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Noteholder Collateral Documents, subject to the terms and conditions of this Section 5.5.

            (b) The rights of the Trustees shall at all times be subject to the terms of this Agreement and to the Senior Agent's rights under the Senior Lender Documents.

            (c) Except as expressly set forth below, the Senior Agent shall have no obligation whatsoever to any Trustee or any Noteholder including, without limitation, any obligation to assure that the Pledged Collateral is genuine or owned by the Borrower or one of its Subsidiaries or to preserve rights or benefits of any Person except as expressly set forth in this Section
5.5. The duties or responsibilities of the Senior Agent under this Section 5.5 shall be limited solely to physically holding the Pledged Collateral delivered to Senior Agent by the borrower or any Subsidiary as bailee for the Trustees for purposes of perfecting the Lien held by such Trustees.

            (d) The Senior Agent shall not have by reason of the Noteholder Security Agreement or this Agreement or any other document a fiduciary relationship in respect of any Trustee or any Noteholder.

            (e) At the end of any First Lien Obligation Period, the Senior Agent shall deliver to the Collateral Trustee (or if no single Collateral Trustee then exists, to the representative of the Noteholders holding a majority in principal amount of Noteholder Claims then outstanding) the Pledged Collateral together with any necessary endorsements (or otherwise allow the Collateral Trustee (or such representative) to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct.

            (f) The Senior Agent, on behalf of itself and the Senior Lenders, and each Trustee which is granted a Lien on any Controlled Account (as defined in the Guarantee and Collateral Agreement), on behalf of itself and the Noteholders, each hereby appoint Lehman Commercial Paper, Inc. as its collateral agent (in such capacity, together with any successor in such capacity appointed by the Senior Agent and each such Trustee, the "Account Agent") for the purpose of acting as the agent on behalf of the Senior Agent and each such Trustee with respect to each of the Controlled Accounts for purposes of the granting of a Lien on such Controlled Accounts to the Account Agent for the benefit of the Senior Agent and each such Trustee and for purposes of the perfection of such Lien, and the Account Agent hereby accepts such appointment. The Account Agent, the Senior Agent, on behalf of itself and the Senior Lenders, and each Trustee, on behalf of itself and the Noteholders, each hereby agrees that the Senior Agent shall have the sole and exclusive right and authority to give instructions to, and otherwise direct, the Account Agent under the Controlled Accounts or any Permitted Control Agreement (as defined in the Guarantee and Collateral Agreement) with respect to any Controlled Account during any First Lien Obligation Period and no Trustee nor any Noteholder will hinder, delay or interfere with the exercise of such rights by the Senior Agent in any respect except where the exercise of such rights conflicts with the provisions of this Agreement. At any time when no First Lien Obligation Period is in effect, the Account Agent, the Senior Agent, on behalf of itself and the Senior Lenders, and each Trustee, on behalf of itself and the Noteholders, each hereby agrees that the Collateral Trustee (or if no single Collateral Trustee then exists, the representative of the Noteholders holding a majority in principal amount of Noteholder Claims then outstanding) shall have the sole and exclusive right and authority to give instructions to, and otherwise direct, the Account Agent under the Controlled Accounts or any Permitted Control Agreement (as defined in the Guarantee and Collateral Agreement) with respect to any Controlled Account and the Senior Agent and the Senior Lenders will not hinder, delay or interfere with the exercise of such rights by such Collateral Trustee (or such representative) in any respect except where the exercise of such rights conflicts with the provisions of this Agreement. The Senior Agent and each Trustee hereby acknowledge that the Account Agent will obtain "control" under the UCC over each Controlled Account as contemplated by the Senior Lender Collateral Documents and the Noteholder Collateral Documents for the benefit of both the Senior Agent and the Trustees pursuant to the Permitted Control Agreement relating to each respective Controlled Account. The Borrower hereby agrees to pay, reimburse, indemnify and hold harmless the Account Agent to the same extent and on the same terms that the Borrower is required to do so the Senior Agent in accordance with
Section 9.03 of the Senior Credit Agreement (or any substantially similar successor provision).

            5.6 When A New First Lien Obligation Period Begins. If a First Lien Obligation Period ends as a result of the termination and repayment of the then-existing Senior Credit Agreement and if at any time thereafter a new Senior Credit Agreement is entered into, then a new First Lien Obligation Period shall automatically be deemed to have commenced for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such commencement as a result of the ending of such prior First Lien Obligation Period), and such new Senior Credit Agreement shall automatically be treated as the Senior Credit Agreement for all purposes of this Agreement, including without limitation for purposes of the Lien priorities and rights in respect of Collateral set forth herein. Upon receipt of notice of such new Senior Credit Agreement (including the identity of the new Senior Agent), the Collateral Trustee (or any other representatives of the Noteholders holding the Pledged Collateral) shall promptly deliver to the new Senior Agent the Pledged Collateral together with any necessary endorsements (or otherwise allow such new Senior Agent to obtain control of such Pledged Collateral).

            SECTION 6. INSOLVENCY OR LIQUIDATION PROCEEDINGS.

            6.1 Financing and Sale Issues. If any Borrower or Guarantor shall be subject to any Insolvency or Liquidation Proceeding during any First Lien Obligation Period and the Senior Agent shall desire to permit the use of cash collateral or to permit the Borrower to obtain financing under section 363 or section 364 of the Bankruptcy Code ("DIP Financing"), then each Trustee, on behalf of itself and the Noteholders, agrees that it will raise no objection to such use or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent the Liens securing the Senior Lender Claims are junior to or pari passu with such DIP Financing, will agree to make its Liens in the Common Collateral junior to the Liens securing such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Noteholder Claims are junior to Senior Lender Claims under this Agreement. Each Trustee, on behalf of itself and the Noteholders, agrees that it will raise no objection to or oppose a sale or other disposition of any Common Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the Required Lenders have consented to such sale or disposition of such assets so long as the respective interests of the Noteholders attach to the proceeds thereof, subject to the terms of this Agreement. In any Insolvency or Liquidation Proceeding, no Trustee nor any Noteholder shall oppose, object to, or vote against any plan of reorganization or disclosure statement the terms of which are consistent with the rights of the Senior Lenders under the immediately preceding sentence.

            6.2 Relief from the Automatic Stay. During any First Lien Obligation Period, each Trustee, on behalf of itself and the Noteholders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of the Senior Agent and the Required Lenders.

            6.3 Adequate Protection. During any First Lien Obligation Period, each Trustee, on behalf of itself and the Noteholders, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the Senior Agent or the Senior Lenders for adequate protection or (b) any objection by the Senior Agent or the Senior Lenders to any motion, relief, action or proceeding based on the Senior Agent or the Senior Lenders claiming a lack of adequate protection. Notwithstanding the foregoing contained in this Section 6.3, in any Insolvency or Liquidation Proceeding during any First Lien Obligation Period, (i) if the Senior Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of its cash collateral under section 363 or section 364 of the Bankruptcy Code, then each Trustee, on behalf of itself or any of the Noteholders, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien is junior to the Liens securing the Senior Lender Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Noteholder Claims are junior to the Senior Lender Claims under this Agreement, and (ii) in the event any Trustee, on behalf of itself and the Noteholders, seeks or requests adequate protection in conformity with the preceding clause (i), and such adequate protection is granted in the form of additional collateral, then such Trustee, on behalf of itself or any of the Noteholders, agrees that the Senior Agent shall also be granted a senior Lien on such additional collateral as security for the Senior Lender Claims and any such DIP Financing and that any Lien on such additional collateral securing the Noteholder Claims shall be junior to the Liens on such collateral securing the Senior Lender Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Senior Lenders as adequate protection on the same basis as the other Liens securing the Noteholder Claims shall be junior to such Senior Lender Claims under this Agreement.

            6.4 No Waiver. Nothing contained herein shall prohibit or in any way limit the Senior Agent or any Senior Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Trustee or any of the Noteholders, including, without limitation, the seeking by any Trustee or any Noteholder of adequate protection or the asserting by any Trustee or any Noteholder of any of its rights and remedies under the Noteholder Documents or otherwise.

            6.5 Preference Issues. If any Senior Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any Guarantor any amount (whether by or on behalf of the Borrower or any Guarantor, as proceeds of security, enforcement of any right of setoff or otherwise) (a "Recovery"), then the obligation or part thereof originally intended to be satisfied shall be reinstated and outstanding as Senior Lender Claims as if such payment had not occurred to the extent of such Recovery and the First Lien Obligation Period shall be in effect. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

            SECTION 7. RELIANCE; WAIVERS; ETC.

            7.1 Reliance. The consent by the Senior Lenders to the execution and delivery of the Noteholder Documents and the grant to one or more of the Trustees on behalf of the Noteholders of a Lien on the Common Collateral and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Lenders to the Borrower shall be deemed to have been given and made in reliance upon this Agreement. Each Trustee, on behalf of itself and the Noteholders, acknowledges that it and the Noteholders have, independently and without reliance on the Senior Agent or any Senior Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Indenture, the other Noteholder Documents, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Indenture, the other Noteholder Documents or this Agreement.

            7.2 No Warranties or Liability. Each Trustee, on behalf of itself and Noteholders, acknowledges and agrees that each of the Senior Agent and the Senior Lenders has made no express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Lender Documents. The Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit to the Borrower in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that any Trustee or any of the Noteholders have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Senior Agent nor any Senior Lender shall have any duty to any Trustee or any of the Noteholders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower (including, without limitation, the Noteholder Documents), regardless of any knowledge thereof which they may have or be charged with.

            7.3   No Waiver of Lien Priorities.

            (a) No right of the Senior Lenders, the Senior Agent or any of them to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or the Guarantors or by any act or failure to act by any Senior Lender or the Senior Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Senior Lender Documents or any of the Noteholder Documents, regardless of any knowledge thereof which the Senior Agent or the Senior Lenders, or any of them, may have or be otherwise charged with.

            (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Borrower and the Guarantors under the Senior Lender Documents), the Senior Lenders, the Senior Agent and any of them, may, at any time and from time to time, without the consent of, or notice to, any Trustee or any Noteholder, without incurring any liabilities to any Trustee or any Noteholder and without impairing or releasing the lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Trustee or any Noteholder is affected, impaired or extinguished thereby) do any one or more of the following:

            (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any of the Senior Lender Claims or any Lien on any Senior Lender Collateral or guaranty thereof or any liability of the Borrower or any Guarantor, or any liability incurred directly or indirectly in respect thereof (including, without limitation, any increase in or extension of the Senior Lender Claims, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Senior Lenders, the Senior Lender Claims or any of the Senior Lender Documents;

            (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Senior Lender Collateral or any liability of the Borrower or any Guarantor to the Senior Lenders or the Senior Agent, or any liability incurred directly or indirectly in respect thereof;

            (iii) settle or compromise any Senior Lender Claim or any other liability of the Borrower or any Guarantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, the Senior Lender Claims) in any manner or order; and

            (iv) exercise or delay in or refrain from exercising any right or remedy against the Borrower or any security or any Guarantor or any other Person, elect any remedy and otherwise deal freely with the Borrower and the Senior Lender Collateral and any security and any guarantor or any liability of the Borrower or any Guarantor to the Senior Lenders or any liability incurred directly or indirectly in respect thereof.

            (c) Each Trustee, on behalf of itself and the Noteholders, also agrees that the Senior Lenders and the Senior Agent shall have no liability to any Trustee or any Noteholder, and each Trustee, on behalf of itself and the Noteholders, hereby waives any claim against any Senior Lender or the Senior Agent, arising out of any and all actions which the Senior Lenders or the Senior Agent may take or permit or omit to take with respect to: (i) the Senior Lender Documents, (ii) the collection of the Senior Lender Claims or (iii) the perfection, release, failure to act upon, foreclosure upon, or sale, liquidation or other disposition of, the Senior Lender Collateral. Each Trustee, on behalf of itself and the Noteholders, agrees that the Senior Lenders and the Senior Agent have no duty to them in respect of the maintenance or preservation of the Senior Lender Collateral, the Senior Lender Claims or otherwise.

            (d) Each Trustee, on behalf of itself and the Noteholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.

            7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Agent and the Senior Lenders and the Trustees and the Noteholders, respectively, hereunder shall remain in full force and effect irrespective of:

            (a) any lack of validity or enforceability of the Senior Lender Documents or any Noteholder Documents;

            (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Noteholder Claims, or any amendment or waiver or other modification, including, without limitation, any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Lender Document or of the terms of the Indenture or any other Noteholder Document;

            (c) any compromise, surrender, release, non-perfection or exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Noteholder Claims or any guarantee thereof;

            (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any Guarantor; or

            (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Borrower or Guarantor in respect of the Senior Lender Claims or of any Trustee or any Noteholder in respect of this Agreement.

            SECTION 8. MISCELLANEOUS.

            8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Senior Lender Documents or the Noteholder Documents regarding the relative rights and obligations of the Senior Agent and the Senior Lenders and one or more Trustees and the Noteholders, respectively, the provisions of this Agreement shall govern.

            8.2 Continuing Nature of this Agreement. This Agreement shall continue to be effective notwithstanding the end of any First Lien Obligation Period. This is a continuing agreement of lien priorities and the Senior Lenders may continue, at any time and without notice to any Trustee or any Noteholder, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower constituting Senior Lender Claims on the faith hereof. Each Trustee, on behalf of itself and the Noteholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

            8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by any Trustee or the Senior Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Borrower and Guarantors shall not have any right to amend, modify or waive any provision of this Agreement without the consent of each Trustee then party hereto or the Senior Agent, as applicable, nor shall any consent or signed writing be required of any of them to effect any amendment, modification or waiver of any provision of this Agreement, except that no amendment, modification or waiver affecting any obligation or right of the Borrower or any Guarantor hereunder shall be made without the consent of the Borrower.

            8.4 Information Concerning Financial Condition of the Borrower and its Subsidiaries. The Senior Agent and the Senior Lenders, on the one hand, and the Trustees and the Noteholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrower and its Subsidiaries and all endorsers and/or guarantors of the Noteholder Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Noteholder Claims or the Senior Lender Claims. The Senior Agent and the Senior Lenders shall have no duty to advise any Trustee or any Noteholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Senior Agent or any of the Senior Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any Trustee or any Noteholder, it or they shall be under no obligation (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential.

            8.5 Subrogation. Each Trustee, on behalf of itself and the Noteholders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the end of any First Lien Obligation Period.

            8.6 Application of Payments. All payments received by the Senior Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Lender Claims as the Senior Lenders, in their sole discretion, deem appropriate. Each Trustee, on behalf of itself and the Noteholders, assents to any extension or postponement of the time of payment of the Senior Lender Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the Senior Lender Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

            8.7   Consent to Jurisdiction; Waivers.

            (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District

Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment (subject to any right to appeal) in any such action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement against any other party hereto or its properties in the courts of any jurisdiction.

            (b) Each party hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.8. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            (d) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            8.8 Notices. All notices to the Noteholders and the Senior Lenders permitted or required under this Agreement may be sent to the Trustees and the Senior Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronically mailed and shall be deemed to have been given when delivered in person or by courier service or upon the date of receipt of a telecopy, electronic mail or registered or certified mail (with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

            8.9 Further Assurances. The Trustee, on behalf of itself and the Noteholders, agrees that each of them shall take such further action and shall execute and deliver to the Senior Agent and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as the Senior Agent or the Senior Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

            8.10 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

            8.11  Binding on Successors and Assigns.

                  (a) This Agreement shall be binding upon the Senior Agent, the Senior Lenders, each Trustee, the Noteholders and their respective permitted successors and assigns.

                  (b) Upon a Person becoming the Senior Agent as described in the definition of "Senior Agent" hereunder (other than the Senior Agent referred to in the recitals hereto), such new Senior Agent shall automatically become the Senior Agent hereunder with all the rights and powers of such party hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto.

                  (c) Upon a successor trustee becoming the Trustee under the Indenture or any Noteholder Document in respect of any Other Second Priority Obligations, such successor Trustee automatically shall become a Trustee hereunder with all the rights and powers of a Trustee hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto.

            8.12 Specific Performance. The Senior Agent may demand specific performance of this Agreement. Each Trustee, on behalf of itself and the Noteholders hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Senior Agent.

            8.13 Section Titles; Time Periods. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement. In the computation of time periods, unless otherwise specified, the word "from" means "from and including" and each of the words "to" and "until" means "to but excluding" and the word "through" means "to and including".

            8.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.

            8.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

            8.16 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of the Senior Agent and the Senior Lenders and their respective successors and assigns and, to the extent applicable, the Borrower, the Guarantors, the Trustee and the Noteholders and their respective permitted successors and assigns. No other Person, shall have or be entitled to assert rights or benefits hereunder. Notwithstanding anything to the contrary in this Agreement, the Borrower shall cause the Guarantors to comply with the terms of this Agreement.

            8.17 Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Borrower or Guarantors shall include any Borrower or Guarantor as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any Guarantor (as the case may be) in any Insolvency or Liquidation Proceeding.

            8.18 Amendment for New Parties. To the extent permitted by the Senior Lender Documents, upon the Incurrence of Other Second Priority Obligations, the trustee or agent on behalf of the holder(s) of such Other Second Priority Obligations shall execute and deliver a joinder, amendment or supplement to this Agreement to provide that the new trustee or agent for such holder(s) shall be a "Trustee" hereunder, which joinder, amendment or supplement may provide for the appointment of the Collateral Trustee as agent for such holder(s). Upon the execution and delivery by such trustee or agent of such joinder, amendment or supplement, such holder(s) of Other Second Priority Obligations represented by such trustee or agent shall become "Noteholders" hereunder for all purposes of this Agreement. Except as otherwise required by the Senior Lender Documents, the execution and delivery of such joinder, amendment or supplement shall not require the consent of any party hereto (other than the Collateral Trustee), and the rights and obligations of each other party hereto shall remain in full force and effect notwithstanding the addition of any new Trustee as a party to this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                      Senior Agent:

                                      LEHMAN COMMERCIAL PAPER INC., as
                                      Senior Agent and Account Agent

                                      By: ____________________________________
                                          Name:
                                          Title

                                      Address:

                                      Agency Services
                                      745 Seventh Avenue
                                      New York, New York 10019
                                      Attention: Andrew Keith
                                      Telecopy no.: (646) 758-4656
                                      email address: akeith@lehman.com

                                      Trustee:

                                      U.S. BANK NATIONAL ASSOCIATION, as
                                      Indenture Trustee and Collateral Trustee

                                      By: ____________________________________
                                          Name:
                                          Title

                                      Address:

                                      180 East Fifth Street
                                      St. Paul, MN 55101
                                      Attention: Rick Prokosch
                                      Telecopy no.: (651) 495-8097
                                      email address: richard.prokosch@usbank.com

                                      RURAL CELLULAR CORPORATION

                                      By: ______________________________________
                                          Name:
                                          Title

                                      Address:

                                      3905 Dakota Street, S.W.
                                      Alexandria, Minnesota  56308
                                      Attention: Suzanne S. Allen
                                      Telecopy no: (320) 808-2102
                                      email address: SuzanneSA@rccw.com

                                      RCC MINNESOTA, INC.

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      RCC HOLDINGS, INC.

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      BMCT EQUIPMENT COMPANY L.L.C.

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      FERRY EQUIPMENT COMPANY L.L.C.

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      RCC PAGING, INC.

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      RGI GROUP, INC.

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      TLA SPECTRUM, LLC

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      RCC NETWORK, INC.

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      RCC TRANSPORT, INC.

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      RCC ATLANTIC LONG DISTANCE, INC.

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      RCC ATLANTIC, INC.

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      ALEXANDRIA INDEMNITY CORPORATION

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      Address for above Subsidiaries:

                                      c/o Rural Cellular Corporation
                                      3905 Dakota Street, S.W.
                                      Alexandria, Minnesota 56308
                                      Attention: Suzanne S. Allen
                                      Telecopy no: (320) 808-2102
                                      email address: SuzanneSA@rccw.com